UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

803 W. Michigan Street
Milwaukee, WI 53233
(Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
803 W. Michigan Street
Milwaukee, WI 53233
(Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: October 31,

Date of reporting period:  October 31, 2013

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Ramius Dynamic Replication Fund
 (Class A: RDRAX)
(Class I: RDRIX)

ANNUAL REPORT
October 31, 2013

www.ramiusmutualfunds.com

Ramius Dynamic Replication Fund
a series of the Investment Managers Series Trust

Table of Contents

Letter to Shareholders	1
Fund Performance	5
Schedule of Investments	6
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	13
Notes to Financial Statements	15
Report of Independent Registered Public Accounting Firm	25
Supplemental Information	26
Expense Example	30

This report and the financial statements contained herein are provided for the general information of the shareholders of the Ramius Dynamic Replication Fund.  This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus.

www.ramiusmutualfunds.com

Dear Fellow Shareholder:

We are pleased to provide our fourth annual letter for the Ramius Dynamic Replication Fund (the “Fund”) including an overview of the market environment and commentary on Fund performance. We appreciate your continued support.

Overview of Market Environment: November 1, 2012 – October 31, 2013

In the last months of 2012 economic activity moved to a firmer footing in both the U.S. and China, while in Europe recessionary conditions persisted and pushed into core parts of Europe, while Japan’s renewed recession pushed policy makers to snap elections. From an economic perspective the key drivers in the U.S. were labor, consumer confidence, consumption and housing, while more export and manufacturing sensitive data remained more tepid. A combination of improved household formation and low debt serviceability costs were supporting home prices and other housing market related data. With respect to a contribution to economic activity, the laggard in the U.S. was corporate investment and government spending. The latter was not expected to grow given the fiscal dynamic facing the U.S., while the absence of corporate spending spoke more to the lack of clarity that corporations feel they have over both the economy and future government policy.

The two main themes in early 2013 were U.S. Economic leadership, driven by improving data around housing construction activity and house price appreciation as well as European stagnation, as Europe faced many fears of no growth or even contraction as the structural weakness across the continent became increasingly exposed. In the U.S., the outlook turned stable as the balance sheet of the U.S. consumer has improved dramatically due to debt pay down, house price appreciation and equity market performance. Furthermore, corporations looked set to increase capital investment and the fiscal drag associated with oil imports appeared to be on a permanent lower trajectory as energy independence for the U.S. looked set to become a reality. In regards to the European stagnation theme, the conversation was largely about the issue of indebtedness. Banks in Europe have been extremely slow to both raise capital and de-lever their balance sheets that in many instances represent a large percentage of their domestic countries’ overall GDP. With this as a backdrop, banks were not in a good position to extend credit into many industries. The public sector was in no better position, and as a result an absence of credit creation remained a structural headwind against economic activity for some time to come.

The second quarter provided for a number of important inflection points for risk assets as policy and investment positioning were the major drivers leading to a more volatile quarter than the first quarter. The trajectory of economic growth did not challenge the investment environment with the exception of lower growth and different balance of growth emerging from China as well as the expectation of a knock on effect on economies geared to the commodity cycle that had supported years of high growth driven by investment and construction. The core dynamics influencing assets of the market were  dominated by policy and market positioning. The exit strategy for the Federal Reserve from the current QE 3 program was always expected to rattle the market as its very nature was a program with no maturity date or targeted balance sheet expansion. As a result, with the Federal Reserve beginning to make noise in May about tapering their current bond buying program, the market quickly adjusted to an expectation of higher rates and increased volatility. One unfavorable dynamic of carry orientated strategies are low funding rates, which are utilized to borrow and invest in assets with low levels of volatility. The impact on positioning is no surprise with yielding assets and gold being heavily sold. The price volatility of this was as expected, dictated by the extent of positioning and therefore depth of the market to accommodate selling pressure.  Not surprisingly emerging market bond, equity and foreign exchange markets fared the worse.

The third quarter was in part an extension of the shift in sentiment following the U.S. Federal Reserve tapering story, but by the end of the period had shifted considerably as the ‘non taper’ announcement shifted the probabilities of the tapering of quantitative easing measures to as late as 2014. Performance of assets that had experienced a negative re-pricing event for much of the last few months went on to produce spectacular returns towards the end of the quarter, including emerging market (EM) focused assets. EM equities, specifically, generated an intra-quarter return of +15% from late August 2013, as speculation mounted of a more dovish pace of tapering through mid-September, when the starting date itself was delayed.  In the developed markets it was a return to outperformance of the cyclical sectors, including a rare feat of outperformance during the negative return period of August, clearly highlighting a shifting emphasis on incremental investor flows. Away from Fed policy, our attention has been focused on the trajectory of economic output and earnings growth as important lead indicators to the stability of assets. While global economic growth is expected to accelerate in 2014, growth will continue to be hampered by global fiscal austerity with limited scope for significant incremental monetary easing.  And given how lean corporate cost structures have already been cut, it seems it will be difficult for corporations to generate further earnings growth through additional margin expansion. As such, we believe it seems reasonable to expect earnings growth to maintain the current growth trajectory of 5-7% annually, which is noticeably lower than the bottom up earnings aggregate would suggest.

The debate in the U.S. is heating up as to the failure of Quantitative Easing policies to improve the economy further - as opposed to merely reflate assets -  has brought an improved wealth effect to only one third of Americans. The coming year may prove to be increasingly volatile as asset markets have to deal with inflection points around the declining utility function achieved from QE, asset price inflation suggesting asset bubbles and ultimately wage inflation all within a low but, albeit steady, environment for economic growth. From an economic perspective, sentiment related indices showed increased anxiety due to the political antics that took place in Washington over October. As a result, the U.S. faced deteriorating consumer confidence, small business sentiment data and the like. On the other hand, industry related data, including Institute for Supply Management and GDP revisions, pointed to an ongoing expansion in line with expectations.

We anticipate that the drivers for growth in 2014 will remain consumer spending, private corporate capital expenditures, housing and a slowing in the contraction of government spending. We believe that European growth is on course to benefit from lower levels of austerity over the next few years as deficits are projected to drop from 3.3% over the past few years to just 1.1% of GDP over the next three years. However, fundamental and structural issues persist in the Eurozone led by chronic unemployment (especially at a youth level), few improvements in the productivity of the labor force and high debt levels. The competitiveness of the trading zone is also highly sensitive to the strength of the Euro, which appears to have a more conservative debate around monetary policy than trading partners like Japan and the U.S.  Japan in the short term, is facing some of the questions the U.S. faces after four years of QE - namely that asset inflation and currency devaluation is feeding into some aspects of  price inflation but the follow through effect on wages, and the consumer and other domestic forces within the economy are less clear. We think emerging markets face a number of stresses, as the impact of collapsing risk premia over the past few years has resulted in portfolio inflows into domestic markets exceeding $450bn, and allowing for lazy fiscal policies around entitlements and ballooning current account deficits. At the very best, we believe these flows will slow dramatically, putting pressure on currency reserves and stretching the re-financing costs that local governments face going forward. A more difficult environment for a number of economies should not be overlooked with bond and currency markets underperforming as a result.

Overview of Fund Performance: November 1, 2012 – October 31, 2013

The performance quoted represents past performance and does not guarantee future results.

Source: Bloomberg

Important disclosures:

The views in this letter were as of the date written and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the Fund’s investment methodology and do not constitute investment advice.

An investment in the Fund is subject to risks, and you could lose money on your investment. The Fund is new and has a limited history of operations. Additionally, the Fund utilizes investment strategies that are non-traditional and may be highly volatile. Investors should consider purchasing shares of the Fund only as part of an overall diversified portfolio. The Fund attempts to replicate the market beta and beta timing components of the RCAM Index and may not achieve its objective of providing a more efficient risk-adjusted return profile than other broad-based hedge fund indices.The use of derivatives can be highly volatile, illiquid and difficult to manage. Derivatives involve greater risks than the underlying obligations because in addition to general market risks, they are subject to illiquidity risk, counterparty risk, credit risk, pricing risk and leveraging risk. The use of derivatives including options, futures and forward contracts, swap agreements and ETFs may reduce returns and/or increase volatility. Short sales are speculative transactions and involve special risks, including that the fund’s losses are potentially unlimited. The Fund is non-diversified meaning it may invest a relatively high percentage of its assets in a limited number of positions making it more vulnerable to changes in the market value of a single position. Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity and other factors. There are risks associated with small and mid-capitalization issues such as market illiquidity and greater market volatility than larger capitalization issues. The Fund may, at times, experience higher-than-average portfolio turnover which may generate significant taxable gains and increased trading expenses which in turn may lower the Fund’s return.

The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. Hedge Fund Research, Inc. (HFR) utilizes a UCITSIII compliant methodology to construct the HFRX Hedge Fund Indices. It is not possible to invest directly in an index.

Ramius Dynamic Replication Fund
FUND PERFORMANCE at October 31, 2013 (Unaudited)

This graph compares a hypothetical $1,000,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the HFRX Global Hedge Fund Index and the HFRI Fund Weighted Composite Index.  Effective April 24, 2012, the Fund’s performance benchmark changed to the HFRX Global Hedge Fund Index.  The Advisor believes the HFRX Global Hedge Fund Index is a better performance benchmark for comparison to the Fund because the Index is asset weighted based on the distribution of assets in the hedge fund industry, while the funds in the HFRI Fund Weighted Composite Index are equally weighted.  Results include the reinvestment of all dividends and capital gains.

The HFRX Global Hedge Fund Index is a global investable index that is designed to be representative of the overall composition of the hedge fund universe.  The Index is comprised of all eligible hedge fund strategies, which are then asset weighted based on the distribution of assets in the hedge fund industry.  There are over 40 constituent funds in the Index.  Constituent funds report daily and monthly performance, net of all fees, in U.S. dollars and typically have a minimum of $50 million under management and a 24-month track record of active performance.  The HFRI Fund Weighted Composite Index is a global, equal-weighted index of over 2,000 single-manager funds.  Constituent funds report monthly performance, net of all fees, in U.S. dollars and have a minimum of $50 million under management or a 12-month track record of active performance.  The Index does not include funds of hedge funds.  These indices do not reflect expenses, fees or sales charge, which would lower performance.  The indices are unmanaged, not available for investment.

			Since Inception
Average Annual Total Returns as of October 31, 2013	1 Year	3 Years	(7/22/2010)
Before deducting maximum sales charge
Class A¹	3.27%	0.05%	0.29%
Class I²	3.47%	0.30%	0.52%
After deducting maximum sales charge
Class A¹	-2.41%	-1.83%	-1.42%
HFRX Global Hedge Fund Index	6.95%	0.54%	1.56%
HFRI Fund Weighted Composite Index	9.18%	3.67%	5.11%

The performance data quoted here represents past performance and past performance is not a guarantee of future results.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current Performance may be lower or higher than the performance information quoted.  The most recent month end performance may be obtained by calling (877) 6RAMIUS.

Gross and net expense ratios for Class A shares are 2.06% and 1.94% respectively, and for Class I shares are 1.81% and 1.69% respectively, which are the amounts stated in the current prospectus as of the date of this report.  The Advisor’s contractual agreement to waive its fees and/or absorb expenses is in effect until March 1, 2014.  In the absence of such waivers, the Fund’s returns would have been lower.

¹
Maximum sales charge for Class A shares is 5.50%.  No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1.00% will be imposed on certain redemptions of such shares within 18 months of purchase.

²	Class I shares do not have any initial or contingent deferred sales charge.

Returns reflect the reinvestment of distributions made by the Fund, if any.  The deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares is not reflected in the total returns.  Shares redeemed within 60 days of purchase will be charged 2.00% redemption fee.

Ramius Dynamic Replication Fund
SCHEDULE OF INVESTMENTS
As of October 31, 2013

Number of Shares		Value

	EXCHANGE-TRADED FUNDS – 12.3%
	EQUITY – 12.3%
13,507	iShares Russell 1000 Value Index Fund	$1,215,360
14,126	SPDR S&P MidCap 400 ETF Trust	3,312,829
10,756	Vanguard MSCI Emerging Markets	450,354

	TOTAL EXCHANGE-TRADED FUNDS (Cost $4,030,999)	4,978,543

	SHORT-TERM INVESTMENTS – 68.2%
8,200,015	Fidelity Institutional Money Market Fund, 0.043%1,2	8,200,015

Principal
Amount
$19,542,748	UMB Money Market Fiduciary, 0.010%1	19,542,748

	TOTAL SHORT-TERM INVESTMENTS (Cost $27,742,763)	27,742,763

	TOTAL INVESTMENTS – 80.5% (Cost $31,773,762)	32,721,306
	Other Assets in Excess of Liabilities – 19.5%	7,950,793

	TOTAL NET ASSETS – 100.0%	$40,672,099

ETF – Exchange-Traded Fund

1	The rate is the annualized seven-day yield at period end.
2	All or a portion of this security is segregated as collateral for futures contracts and swap contracts.

See accompanying Notes to Financial Statements.

Ramius Dynamic Replication Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2013

SWAP CONTRACTS
CREDIT DEFAULT SWAPS

Counterparty	Reference Instrument	Notional Amount	Pay/Receive1 Fixed Rate	Fixed Rate	Expiration Date	Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Credit Suisse	Markit LCDX North America Series 21 Index	$1,000,000	Pay	2.50%	12/20/2018	$41,250	$2,267
TOTAL CREDIT DEFAULT SWAPS						$41,250	$2,267

1
If Ramius Dynamic Replication Fund (the Fund) is paying a fixed rate, the counterparty acts as guarantor of the variable instrument.  If the Fund is receiving a fixed rate, the Fund acts as guarantor of the variable instrument.

TOTAL RETURN SWAPS

Counterparty	Reference Index	Notional Amount	Pay/Receive Total Return on Reference Index	Financing Rate2	Maturity Date	Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Barclays	BCCFBKAP Index	600,000	Receive	1.25%	7/4/2016	-	(31)
Barclays	BEFSEDHS Index	500,000	Receive	1.25	8/18/2017	2,300	(18)
Barclays	BEFSRCCE Index	429,292	Receive	0.75	6/25/2014	-	(664)
Barclays	BEFSRDVX Index	621,663	Receive	0.00	7/31/2014	-	4
Barclays	BEFSRPSC Index	430,718	Receive	0.75	6/25/2014	-	(3,163)
Barclays	BXCS1682 Index	596,825	Receive	1.50	2/28/2014	-	(24)
Barclays	BXCS1670 Index	600,000	Receive	1.25	10/31/2014	-	-
Credit Suisse	CSEADVOL Index	750,000	Receive	0.75	8/5/2014	-	(15)
Credit Suisse	CSGADLSE Index	900,000	Receive	1.25	2/28/2014	-	(4,480)
Credit Suisse	CSUSRAM1 Index	4,991,134	Receive	1-Month USD-LIBOR plus 0.45%	2/5/2014	-	191,104
Credit Suisse	HSGMN Index	900,000	Receive	1.00	6/3/2014	-	(31,577)
Credit Suisse	SPVXVSP Index	295,791	Receive	1.30	6/30/2014	-	(351)
J.P. Morgan	IBOXHY Index	2,400,000	Receive	3-Month USD-LIBOR plus 0.40%	12/20/2013	-	80,817
J.P. Morgan	JPVOLEMO Index	461,375	Receive	0.00	9/30/2014	-	(230)
Merrill Lynch	CORRK Index	598,238	Receive	0.60	8/29/2014		(355)
Merrill Lynch	MLBX2SX6 Index	915,943	Receive	1.20	6/30/2014		(2,057)
Merrill Lynch	MLESDLVS Index	667,568	Receive	(0.40)	1/31/2014	-	1,766
Merrill Lynch	MLESLSVS Index	498,442	Receive	(0.30)	12/31/2013	-	(28,069)
Morgan Stanley	MSIQSMDT Index	2,897,910	Receive	1-Month USD-LIBOR plus 0.65%	4/2/2014	-	70,942
Morgan Stanley	MSUSSFDT Index	4,005,939	Receive	1-Month USD-LIBOR plus 0.90%	4/2/2014	-	601,165
Morgan Stanley	MSUSSPIN Index	1,708,589	Receive	1-Month USD-LIBOR plus 0.55%	11/5/2014		(55)
Morgan Stanley	MSUSVXTI Index	849,058	Receive	1.25	2/27/2014	-	398
Societe General	SGIXUSGC Index	500,000	Receive	0.65	7/3/2014		(1,137)
Societe General	SGIXVIB2 Index	675,000	Receive	1-Month USD-LIBOR plus 0.50%	10/3/2014	-	(443)
Societe General	SGIXVIER Index	150,000	Receive	0.50	10/3/2014	-	(341)
UBS	UBCIV24 Index	300,000	Receive	1.00	10/31/2017	-	(1,865)
UBS	UBEMACS Index	300,000	Receive	1.00	10/30/2017	-	(2,238)
TOTAL TOTAL RETURN SWAPS						$2,300	$869,083

2	Financing rate is based upon predetermined notional amounts.

See accompanying Notes to Financial Statements.

Ramius Dynamic Replication Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2013

FUTURES CONTRACTS

Number of					Unrealized
Contracts		Expiration	Value at	Value at	Appreciation
Long (Short)	Description	Date	Trade Date	October 31, 2013	(Depreciation)

52	Stoxx Europe 600 Index	December 2013	$809,947	$845,538	$35,591
(95)	E-mini S&P 500	December 2013	(7,950,648)	(8,317,250)	(366,602)

	TOTAL FUTURES CONTRACTS		$(7,140,701)	$(7,471,712)	$(331,011)

See accompanying Notes to Financial Statements.

Ramius Dynamic Replication Fund
SUMMARY OF INVESTMENTS
As of October 31, 2013

Security Type/Asset Class	Percent of Total Net Assets
Exchange-Traded Funds
Equity	12.3%
Total Exchange-Traded Funds	12.3%
Short-Term Investments	68.2%
Total Investments	80.5%
Other Assets in Excess of Liabilities	19.5%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Ramius Dynamic Replication Fund
STATEMENT OF ASSETS AND LIABILITIES
As of October 31, 2013

Assets:
Investments, at value (cost $31,773,762)	$32,721,306
Cash	261
Cash segregated with brokers for futures contracts and swap contracts	7,678,051
Receivables:
Fund shares sold	15,392
Unrealized appreciation on open swap contracts	948,463
Unsettled gain on swap transactions	294,602
Premiums paid on open swap contracts	43,550
Interest	965
Prepaid expenses	10,140
Total assets	41,712,730

Liabilities:
Foreign currency due to custodian, at value (proceeds $59,805)	60,777
Payables:
Fund shares redeemed	137,827
Unrealized depreciation on open swap contracts	77,113
Unsettled loss on swap transactions	327,742
Variation margin	331,084
Advisory fees	33,232
Distribution fees - Class A (Note 7)	73
Fund accounting fees	19,313
Auditing fees	16,032
Transfer agent fees and expenses	13,202
Administration fees	7,241
Custody fees	5,675
Trustees' fees and expenses	2,121
Chief Compliance Officer fees	1,797
Accrued other expenses	7,402
Total liabilities	1,040,631

Net Assets	$40,672,099

Components of Net Assets:
Paid-in Capital (par value of $0.01 per share with an unlimited number of shares authorized)	$40,207,040
Accumulated net investment loss	(871,350)
Accumulated net realized loss on foreign currency, futures contracts, investments,
securities sold short and swap contracts	(150,165)
Net unrealized appreciation (depreciation) on:
Foreign currency translations	(1,309)
Futures contracts	(331,011)
Investments	947,544
Swap contracts	871,350
Net Assets	$40,672,099

Maximum Offering Price per Share:
Class A Shares:
Net assets applicable to shares outstanding	$55,408
Shares of beneficial interest issued and outstanding	5,644
Redemption price*	9.82
Maximum sales charge (5.50% of offering price)**	0.57
Maximum offering price to public	$10.39

Class I Shares:
Net assets applicable to shares outstanding	$40,616,691
Shares of beneficial interest issued and outstanding	4,115,469
Redemption price	$9.87

*
No sales charge applies on investments of $1 million or more, but a Contingent Deferred Sales Charge ("CDSC") of 1% will be imposed on certain redemptions of such shares within 18 months of the date of purchase.

**	On sales of $50,000 or more, the sales charge will be reduced.

See accompanying Notes to Financial Statements.

Ramius Dynamic Replication Fund
STATEMENT OF OPERATIONS
For the Year Ended October 31, 2013

Investment Income:
Dividends	$181,862
Interest	40,635
Total investment income	222,497

Expenses:
Advisory fees	671,923
Fund accounting fees	74,767
Administration fees	72,529
Transfer agent fees and expenses	60,395
Registration fees	37,000
Legal fees	22,998
Auditing fees	15,702
Custody fees	15,698
Miscellaneous	15,001
Shareholder reporting fees	11,647
Dividends on securities sold short	8,702
Chief Compliance Officer fees	8,197
Interest expense	7,859
Trustees' fees and expenses	7,401
Insurance fees	1,791
Excise tax	528
Distribution fees - Class A (Note 7)	95

Total expenses	1,032,233
Advisory fees waived	(197,056)
Net expenses	835,177
Net investment loss	(612,680)

Realized and Unrealized Gain (Loss) on Foreign Currency, Futures Contracts, Investments,
Securities Sold Short and Swap Contracts:
Net realized gain (loss) on:
Foreign currency transactions	(8,633)
Futures contracts	(558,233)
Investments	2,104,154
Securities sold short	(64,782)
Swap contracts	1,283,121
Net realized gain	2,755,627
Net change in unrealized appreciation/depreciation on:
Foreign currency translations	887
Futures contracts	(333,710)
Investments	(130,579)
Securities sold short	84,804
Swap contracts	217,380
Net change in unrealized appreciation/depreciation	(161,218)
Net realized and unrealized gain on foreign currency, futures contracts, investments,
securities sold short and swap contracts	2,594,409

Net Increase in Net Assets from Operations	$1,981,729

See accompanying Notes to Financial Statements.

Ramius Dynamic Replication Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended	For the Year Ended
	October 31, 2013	October 31, 2012
Increase (Decrease) in Net Assets from:
Operations:
Net investment loss	$(612,680)	$(542,637)
Net realized gain on foreign currency transactions, futures contracts,
investments, securities sold short and swap contracts	2,755,627	2,219,374
Net change in unrealized appreciation/depreciation on foreign currency translations,
investments, futures contracts, securities sold short and swap contracts	(161,218)	(1,479,547)
Net increase in net assets resulting from operations	1,981,729	197,190

Distributions to Shareholders:
From net investment income:
Class A	-	(82)
Class I	-	(507,592)
From net realized gain:
Class A	(138)	(579)
Class I	(753,328)	(1,558,151)
Total distributions	(753,466)	(2,066,404)

Capital Transactions:
Net proceeds from shares sold:
Class A	52,902	21,632
Class I	7,278,439	18,794,508
Reinvestment of distributions:
Class A	26	646
Class I	748,616	2,064,749
Cost of shares redeemed:
Class A1	(11,798)	(54,165)
Class I2	(47,472,603)	(68,416,127)
Net decrease in net assets from capital transactions	(39,404,418)	(47,588,757)

Total decrease in net assets	(38,176,155)	(49,457,971)

Net Assets:
Beginning of year	78,848,254	128,306,225
End of year	$40,672,099	$78,848,254

Accumulated net investment loss	$(871,350)	$(653,970)

Capital Share Transactions:
Shares sold:
Class A	5,498	2,211
Class I	750,725	1,936,543
Shares reinvested:
Class A	3	67
Class I	77,496	214,631
Shares redeemed:
Class A	(1,210)	(5,629)
Class I	(4,890,665)	(7,033,781)
Net decrease in capital share transactions	(4,058,153)	(4,885,958)

1	Net of redemption fee proceeds of $0 and $0, respectively.
2	Net of redemption fee proceeds of $2,790 and $3,149, respectively.

See accompanying Notes to Financial Statements.

Ramius Dynamic Replication Fund
FINANCIAL HIGHLIGHTS
Class A

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011		For the Period July 22, 2010* through October 31, 2010
Net asset value, beginning of period	$9.61	$9.80	$10.08		$10.00
Income from Investment Operations:
Net investment loss1	(0.13)	(0.07)	(0.05)		(0.01)
Net realized and unrealized gain (loss) on investments	0.44	0.02	(0.20)		0.09
Total from investment operations	0.31	(0.05)	(0.25)		0.08

Less Distributions:
From net investment income	-	(0.02)	(0.01)		-
From net realized gain	(0.10)	(0.12)	(0.02)		-
Total distributions	(0.10)	(0.14)	(0.03)		-

Redemption fee proceeds	-	-	-	2	-	2

Net asset value, end of period	$9.82	$9.61	$9.80		$10.08

Total return3	3.27%	(0.52)%	(2.51)%		0.80%	4

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$55	$13	$46		$41

Ratio of expenses to average net assets:
Before fees waived	2.02%	1.86%	1.86%		1.94%	5
After fees waived	1.68%	1.74%	1.68%		1.76%	5
Ratio of expenses to average net assets (excluding interest
expense and dividends on securities sold short)
Before fees waived	1.99%	1.77%	1.83%		1.83%	5
After fees waived	1.65%	1.65%	1.65%		1.65%	5

Ratio of net investment loss to average net assets:
Before fees waived	(1.64)%	(0.86)%	(0.70)%		(0.86)%	5
After fees waived	(1.30)%	(0.74)%	(0.52)%		(0.68)%	5
Ratio of net investment loss to average net assets(excluding interest expense and dividends on securities sold short)
Before fees waived	(1.61)%	(0.77)%	(0.67)%		(0.75)%	5
After fees waived	(1.27)%	(0.65)%	(0.49)%		(0.57)%	5

Portfolio turnover rate	112%	127%	374%		141%	4

*	Commencement of operations.
1	Based on average shares outstanding for the period.
2	Amount represents less than $0.01 per share.
3
Total returns would have been lower had expenses not been waived by the Advisor.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Returns shown do not include payment of sales load of 5.50% of offering price which is reduced on sales of $50,000 or more.  Returns shown do not include payment of Contingent Deferred Sales Charge ("CDSC") of 1% on certain purchases of $1 million or more that are redeemed within 18 months of the date of purchase.  If these sales loads and CDSC were included total returns would be lower.  These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.

4	Not annualized.
5	Annualized.

See accompanying Notes to Financial Statements.

Ramius Dynamic Replication Fund
FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended October 31, 2013		For the Year Ended October 31, 2012		For the Year Ended October 31, 2011		For the Period July 22, 2010* through October 31, 2010
Net asset value, beginning of period	$9.64		$9.82		$10.08		$10.00
Income from Investment Operations:
Net investment loss1	(0.10)		(0.05)		(0.03)		(0.01)
Net realized and unrealized gain (loss) on investments	0.43		0.03		(0.20)		0.09
Total from investment operations	0.33		(0.02)		(0.23)		0.08

Less Distributions:
From net investment income	-		(0.04)		(0.01)		-
From net realized gain	(0.10)		(0.12)		(0.02)		-
Total distributions	(0.10)		(0.16)		(0.03)		-

Redemption fee proceeds	-	2	-	2	-	2	-

Net asset value, end of period	$9.87		$9.64		$9.82		$10.08

Total return3	3.47%		(0.19)%		(2.29)%		0.80%	4

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$40,617		$78,835		$128,260		$132,967

Ratio of expenses to average net assets:
Before fees waived	1.77%		1.61%		1.61%		1.69%	5
After fees waived	1.43%		1.49%		1.43%		1.51%	5
Ratio of expenses to average net assets (excluding interest expense and dividends on securities sold short)
Before fees waived	1.74%		1.52%		1.58%		1.58%	5
After fees waived	1.40%		1.40%		1.40%		1.40%	5

Ratio of net investment loss to average net assets:
Before fees waived	(1.39)%		(0.61)%		(0.45)%		(0.61)%	5
After fees waived	(1.05)%		(0.49)%		(0.27)%		(0.43)%	5
Ratio of net investment loss to average net assets (excluding interest expense and dividends on securities sold short)
Before fees waived	(1.36)%		(0.52)%		(0.42)%		(0.50)%	5
After fees waived	(1.02)%		(0.40)%		(0.24)%		(0.32)%	5

Portfolio turnover rate	112%		127%		374%		141%	4

*	Commencement of operations.
1	Based on average shares outstanding for the period.
2	Amount represents less than $0.01 per share.
3
Total returns would have been lower had expenses not been waived by the Advisor.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4	Not annualized.
5	Annualized.

See accompanying Notes to Financial Statements.

Ramius Dynamic Replication Fund
NOTES TO FINANCIAL STATEMENTS
October 31, 2013

Note 1 – Organization
Ramius Dynamic Replication Fund (the ‘‘Fund’’) was organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund’s primary investment objective seeks to replicate the returns attributable to: (i) the exposure of the Ramius Custom Actively Managed Composite (the "RCAM Composite") to various markets and (ii) the changes in that market exposure from month to month. The Fund commenced investment operations on July 22, 2010, with two classes of shares, Class A and Class I.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends, liquidation, income and expenses, except class specific expenses, subject to the approval of the Trustees.  Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  Futures contracts are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source. Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at prices for securities of comparable maturity, quality and type.  All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees.  Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

A Fund’s assets are valued at their fair market value.  If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees but action may be taken by any one of the Trustees.

(b) Stock Index Futures
The Fund may invest in stock index futures as a substitute for a comparable market position in the underlying securities.  A stock index future obligates the seller to deliver (and the purchaser to accept), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made.  No physical delivery of

Ramius Dynamic Replication Fund
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2013

the underlying stocks in the index is made.  Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position).  During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading.   Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred.   When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract.  Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. The purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate the futures transaction. Finally, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities. There is minimal counterparty credit risk involved in entering into futures contracts since they are exchange-traded instruments and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

(c) Short Sales
The Fund may engage in short sales that are “uncovered”.  Uncovered short sales are transactions under which a Fund sells a security it does not own.  To complete such a transaction, the Fund must borrow the security to make delivery to the buyer.  The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement.  The price at such time may be more or less than the price at which the security was sold by the Fund.  Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense on the Statement of Operations.  To borrow the security, the Fund also may be required to pay a premium or an interest fee, which are recorded as interest expense.  The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A gain, limited to the price at which the Fund sells the security short, or a loss, potentially unlimited in size, will be recognized upon the closing of a short sale.

(d) Exchange-Traded Notes
Exchange-Traded Notes (“ETNs”) are debt securities that combine certain aspects of Exchange-Traded Funds (“ETFs”) and bonds.  ETNs are not investment companies and thus are not regulated under the 1940 Act.  ETNs, like ETFs, are traded on stock exchanges and generally track specified market indices, and their value depends on the performance of the underlying index and the credit rating of the issuer.  ETNs may be held to maturity, but unlike bonds there are no periodic interest payments and principal is not protected.

(e) Swap Contracts
Swap agreements are over-the-counter contracts entered into primarily by institutional investors.  In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investment or instrument.  The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount" (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate) in a particular foreign currency, or in a "basket" of swaps or securities or commodities representing a particular index.

The Fund may enter into credit default swap agreements, which may have as reference obligations one or more securities that are not currently held by the Fund. The Fund may be either the buyer or seller in the transaction. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors. As a seller, the Fund would generally receive an upfront payment or a fixed rate of income throughout the term of the swap,

Ramius Dynamic Replication Fund
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2013

which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full face amount of deliverable obligations of the reference obligations that may have little or no value. If the Fund were a buyer and no credit event occurs, the Fund would recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference obligation that may have little or no value.  The use of swap agreements by a fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index, but also of the swap itself, without the benefit of observing the performance of the swap under all the possible market conditions. Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment.

The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of the debt of a particular issuer or basket of issuers, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve the risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a default. The purchase of credit default swaps involves costs, which will reduce the Fund's return.

The Fund may also enter into total return swap contracts, which are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market, including in cases in which there may be disadvantages associated with direct ownership of a particular security. In a typical total return equity swap, payments made by the Fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Total return swaps involve not only the risk associated with the investment in the underlying securities, but also the risk of the counterparty not fulfilling its obligations under the agreement.

Risks associated with swap contracts include changes in the returns of underlying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the contracts.  Credit default swaps can involve greater risks than if an investor had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.

(f) Money Market Investments
The Fund invests a significant amount (48.0% as of October 31, 2013) in the UMB Money Market Fiduciary.  The UMB Money Market Fiduciary acts as a bank deposit for the Fund, providing an interest bearing account for short-term investment purposes.  This investment vehicle is not publically traded on open markets.

Ramius Dynamic Replication Fund
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2013

(g) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis.  Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the company’s understanding of the applicable country’s tax rules and rates.  Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.  Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees, which are unique to each class of shares.  Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

In conjunction with the use of short sales, futures contracts or swap contracts, the Fund may be required to maintain collateral in various forms. At October 31, 2013, such collateral is denoted in the Fund’s Schedule of Investments and Statement of Assets and Liabilities. Also in conjunction with the use of short sales, options, futures contracts or swap contracts, the Fund, when appropriate, utilizes a segregated margin deposit account with the counterparty. At October 31, 2013, these segregated margin deposit accounts are denoted in the Fund’s Statement of Assets and Liabilities.

(h) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders.  Therefore, no provision is made for federal income or excise taxes.  Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the year ended October 31, 2013, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(i) Distributions to Shareholders
The Fund will make distributions of net investment income and capital gains, if any, at least annually.  Distributions to shareholders are recorded on the ex-dividend date.  The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Ramius Dynamic Replication Fund
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2013

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.  Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Ramius Alternative Solutions LLC (the “Advisor”).  Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 1.15% of the Fund’s average daily net assets.  The Advisor has contractually agreed to waive its fee and, if necessary, to absorb other operating expenses in order to limit total annual operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.65% and 1.40% of the average daily net assets of the Fund’s Class A and Class I shares, respectively. This agreement is effective until March 1, 2014, and may be terminated by the Trust’s Board of Trustees.

For the year ended October 31, 2013, the Advisor waived $197,056 of its advisory fees.  The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived.  The Advisor is permitted to seek reimbursement from the Fund for a period of three fiscal years following the fiscal year in which such reimbursements occurred.  At October 31, 2013, the amount of these potentially recoverable expenses was $541,641.  The Advisor may recapture all or a portion of this amount no later than October 31 of the years stated below:

2014	$213,399
2015	131,186
2016	197,056

On January 1, 2013, IMST Distributors, LLC succeeded Grand Distribution Services, LLC (“GDS”) as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration Corporation (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

For the period November 1, 2012 through December 31, 2012, GDS received no selling commissions.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators.  For the year ended October 31, 2013, the Fund’s allocated fees incurred for Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Cipperman & Co. provides Chief Compliance Officer (“CCO”) services to the Trust.  The Fund’s allocated fees incurred for CCO services for the year ended October 31, 2013, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes
At October 31, 2013, the cost of securities on a tax basis and gross unrealized appreciation (depreciation) on investments for federal income tax purposes were as follows:

Ramius Dynamic Replication Fund
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2013

Cost of investments	$32,979,838

Gross unrealized appreciation	$921,632
Gross unrealized depreciation	(1,180,164)

Net unrealized depreciation on investments	$(258,532)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended October 31, 2013, permanent differences in book and tax accounting have been reclassified to paid in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
Paid-in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
$ (9,798)	$ 395,300	$ (385,502)

As of October 31, 2013, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$45,762
Undistributed long-term capital gains	679,139
Tax accumulated earnings	724,901

Accumulated capital and other losses	-
Net unrealized depreciation on investments	(258,532)
Net unrealized depreciation on foreign currency	(1,310)
Total accumulated earnings	$465,059

To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward.  Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), the Fund is permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period.  However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Ramius Dynamic Replication Fund
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2013

The tax character of distributions paid during the years ended October 31, 2013 and 2012 was as follows:

	2013	2012
Distributions paid from:
Ordinary income	$115,416	$1,439,116
Long-term capital gains	638,050	627,288
Total distributions paid	$753,466	$2,066,404

Note 5 – Redemption Fee
The Fund may impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 60 days of purchase.  For the year ended October 31, 2013, the Fund received $2,790 in redemption fees.

Note 6 – Investment Transactions
For the year ended October 31, 2013, purchases and sales of investments, excluding short-term investments, futures contracts, securities sold short and swap contracts, were $10,274,924 and $18,097,167, respectively.

Note 7 – Distribution Plan
The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees for the sale and distribution of its Class A shares.  The Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets attributable to Class A shares.

For the year ended October 31, 2013, distribution fees incurred with respect to Class A shares are disclosed on the Statement of Operations.

Note 8 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund expects the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements.  It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Ramius Dynamic Replication Fund
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2013

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

In addition, the Fund has adopted Accounting Standards Update No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs which amends Fair Value Measurements and Disclosures to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards.  Enhanced disclosure is required to detail any transfers in to and out of Level 1 and Level 2 measurements and Level 2 and Level 3 measurements and the reasons for the transfers.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of October 31, 2013, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3**	Total
Assets
Investments
Exchange-Traded Funds	$4,978,543	$-	$-	$4,978,543
Short-Term Investments	27,742,763	-	-	27,742,763
Total Investments	$32,721,306	$-	$-	$32,721,306
Other Financial Instruments*
Futures Contracts	$35,591	$-	$-	$35,591
Credit Default Swap Contracts	-	2,267	-	2,267
Total Return Swap Contracts	-	946,196	-	946,196
Total Other Financial Instruments	$35,591	$948,463	$-	$984,054
Total Assets	$32,756,897	$948,463	$-	$33,705,360

Liabilities
Other Financial Instruments*
Futures Contracts	366,602	-	-	366,602
Total Return Swap Contracts	-	77,113	-	77,113
Total Liabilities	$366,602	$77,113	$-	$443,715

Ramius Dynamic Replication Fund
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2013

*
Other financial instruments are derivative instruments such as futures contracts and swap contracts.  Futures contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

**	The Fund did not hold any Level 3 securities at period end.

Transfers are recognized at the end of the reporting period.  There were no transfers at period end.

Note 10 – Derivatives and Hedging Disclosures
Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows. The Fund invested in futures contracts and swap contracts during the year ended October 31, 2013.

The effects of these derivative instruments on the Fund's financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below.  The fair values of derivative instruments as of October 31, 2013 by risk category are as follows:

		Asset Derivatives	Liability Derivatives
Statement of Asset and Liabilities Location	Derivatives not designated as hedging instruments	Value	Value
Unrealized appreciation/depreciation on open swap contracts	Commodity contracts	$-	$6,592
	Credit contracts	83,084	-
	Equity contracts	863,211	36,614
	Foreign exchange contracts	-	4,103
	Volatility contracts	2,168	29,804
Variation margin	Equity contracts	-	331,084
Total		$948,463	$408,197

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2013 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Futures Contracts	Swap Contracts	Total
Commodity contracts	$-	$263,765	$263,765
Credit contracts	-	1,069,578	1,063,218
Equity contracts	(558,233)	2,942,773	2,384,540
Foreign exchange contracts	-	(67,961)	(67,961)
Volatility contracts	-	(2,925,034)	(2,918,674)
Total	$(558,233)	$1,283,121	$724,888

Ramius Dynamic Replication Fund
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2013

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Futures Contracts	Swap Contracts	Total
Commodity contracts	$-	$(261,982)	$(261,982)
Credit contracts	-	(540,393)	(540,393)
Equity contracts	(333,710)	800,050	466,340
Foreign exchange contracts	-	(4,831)	(4,831)
Volatility contracts	-	224,536	224,536
Total	$(333,710)	$217,380	$(116,330)

Note 11 – Recently Issued Accounting Pronouncements
In January 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2013-01 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. This update gives additional clarification to the FASB ASU No. 2011-11 Disclosures about Offsetting Assets and Liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. Management is currently evaluating the impact ASU 2013-01 will have on the financial statement disclosures.

Note 12 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders
Investment Managers Series Trust

We have audited the accompanying statement of assets and liabilities of the Ramius Dynamic Replication Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of October 31, 2013, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period July 22, 2010 (commencement of operations) to October 31, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.   Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.   Accordingly, we express no such opinion.   An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers.   An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.   We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ramius Dynamic Replication Fund as of October 31, 2013, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended and for the period July 22, 2010 to October 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 30, 2013

Ramius Dynamic Replication Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Tax Information
For the year ended October 31, 2013, 0% of the dividends paid from net investment income, including short-term capital gains (if any), for the Fund, qualifies for the dividends received deduction available to corporate shareholders.

For the year ended October 31, 2013, 0% of the dividends paid from net investment income, including short-term capital gains (if any), for the Fund, is designated as qualified dividend income.

For Federal income tax purposes, the Fund designates long term capital gain dividends of $638,050, for the year ended October 31, 2013.

Trustees and Officer Information
Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (877) 6RAMIUS.  The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller a (born 1947) Trustee	Since November 2007	Retired (2013-present). Executive Vice President, Client Management and Development, Access Data, a Broadridge Company, a provider of technology and services to asset management firms (1997-2012).	71	None
Ashley Toomey Rabun a (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc. a financial services consulting firm (1996-present).	71	None
William H. Young a (born 1950) Trustee	Since November 2007	Independent financial services consultant (1996-present); Interim CEO, Unified Fund Services (now Huntington), a mutual fund service provider (2003-2006); Senior Vice President, Oppenheimer Management Company (1983-1996). Board Member Emeritus-NICSA.	71	None
Interested Trustees:
John P. Zader a † (born 1961) Trustee and President	Since November 2007 as Trustee and December 2007 as President	CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund, and affiliate of the custodian (2006-present); Consultant to Jefferson Wells International, a provider of professional services for multiple industries, including financial services organization (2006); Senior Vice President and Chief Financial Officer, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (1988-2006).	71	Investment Managers Series Trust II, a registered investment company

Ramius Dynamic Replication Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Eric M. Banhazl b † (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration Corp. (2006 – present).	71	Investment Managers Series Trust II, a registered investment company
Officers of the Trust
Rita Dam b (born 1966) Treasurer and Assistant Secretary	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present).	N/A	N/A
Joy Ausili b (born 1966) Secretary and Assistant Treasurer	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present).	N/A	N/A
Maureen Quill a (born 1963) Vice President	Since December 2013	Executive Vice President, UMB Fund Services, Inc. (1996 – present).	N/A	N/A
Terrance P. Gallagher, CPA, JD a (born 1958) Vice President	Since December 2007
Executive Vice President, UMB Fund Services, Inc. (2007 – present); Director of Compliance, Unified Fund Services Inc. (2004 – 2007); Partner, The Academy of Financial Services Studies and Precision Marketing Partners (1998 - 2004); Senior Vice President, Chief Financial Officer and Treasurer of AAL Capital Management and The AAL Mutual Funds (1987 - 1998).
			N/A	N/A
Todd Cipperman b (born 1966) Chief Compliance Officer	Since December 2009	Founder and Principal, Cipperman & Company/Cipperman Compliance Services (2004 – present).	N/A	N/A

a	Address for certain Trustees and certain officers: 803 West Michigan Street, Milwaukee, WI 53233.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, CA 91740. Address for Mr. Cipperman: 500 Swedesford Road, Suite 104, Wayne, PA 19087.
c	Trustees and officers serve until their successors have been duly elected.
†
Mr. Zader is an “interested person” of the Trust by virtue of his position with UMB Fund Services, Inc., the transfer agent, fund accountant and co-administrator of the Fund, and the Fund’s custodian, UMB Bank, n.a.  Mr. Banhazl is deemed to be an “interested person” of the Trust by virtue of his position with Mutual Fund Administration Corp., the Fund’s co-administrator.

Ramius Dynamic Replication Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Board Consideration of Investment Advisory Agreement
At in-person meetings held on August 22-23, 2013, and September 17-18, 2013, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and Ramius Alternative Solutions, LLC (the “Investment Advisor”) with respect to the Ramius Dynamic Replication Fund series of the Trust (the “Fund”) for an additional one-year term.  In approving renewal of the Advisory Agreement, the Board, including the Independent Trustees, determined that renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders.

Background
In advance of the meeting, the Board received information about the Fund and the Advisory Agreement from the Investment Advisor and from Mutual Fund Administration Corporation (“MFAC”) and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below.  The materials, among other things, included information about the Investment Advisor’s organization and financial condition; information regarding the background and experience of relevant personnel providing services to the Fund; reports comparing performance of the Fund with returns of the HFRI Fund Weighted Composite Index, the HFRX Global Hedge Fund Index and a group of comparable funds selected by Morningstar, Inc. (the “Performance Peer Group”) from its Hedge Fund Tracking fund category (the “Performance Universe”); reports regarding the investment advisory fees and total expenses of the Fund compared with those of a group of comparable funds selected by Morningstar, Inc. (the “Expense Peer Group”) from its Multialternative fund category (the “Expense Universe”); and information about the Investment Advisor’s policies and procedures, including its compliance manual and brokerage and trading procedures.  The Board also received a memorandum from the independent legal counsel to the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Advisory Agreement. In addition, the Board considered information reviewed by the Board during the year at other Board and committee meetings.  Before voting on the Advisory Agreement, the Independent Trustees met in a private session with counsel at which no representatives of the Investment Advisor were present.

In approving the Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services
The Board considered information included in the meeting materials regarding the performance of the Fund.  The Board noted that the materials they reviewed indicated that the annualized total return of the Fund for the one-year period ended June 30, 2013, was lower than the return of the HFRI Fund Weighted Composite Index by 530 basis points, the Hedge Fund Tracking Performance Universe median return by 323 basis points, the HFRX Global Hedge Fund Index return by 250 basis points and the Performance Peer Group median return by 133 basis points.  The Board noted the Investment Advisor’s representation that the Fund had experienced a low tracking error compared to its target portfolio and had performed as expected on a risk adjusted basis in a difficult market environment.  The Board also considered Morningstar’s belief that the Fund is the last remaining mutual fund with an investment strategy of replication of hedge fund returns, which the Board noted makes construction of a group of comparable funds difficult.

The Board also considered the overall quality of services provided by Investment Advisor to the Fund.  In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of the Fund, as well as the qualifications, experience and responsibilities of the personnel involved in the activities of

Ramius Dynamic Replication Fund
SUPPLEMENTAL INFORMATION (Unaudited)

the Fund.  The Board also considered the overall quality of the Investment Advisor’s organization and operations, and the Investment Advisor’s compliance structure and compliance procedures. Based on its review, the Board and the Independent Trustees concluded that the Investment Advisor has sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures necessary to perform its duties under the Advisory Agreement.  The Board and the Independent Trustees also concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to the Fund are satisfactory.

Advisory Fee and Expense Ratio
The Board considered information included in the meeting materials regarding the investment advisory fees and total expenses of the Fund.  With respect to the advisory fees paid by the Fund, the Board noted that the meeting materials indicated that the investment advisory fees (gross of fee waivers by the Investment Advisor) were the same as the Expense Peer Group median and above the Multialternative Expense Universe median (by five basis points).  The Board noted, however, that in the year ended June 30, 2013, the Investment Advisor had waived a portion of its advisory fees with respect to the Fund because of its low asset levels.  The Board also observed that the fees charged by the Investment Advisor to the Fund are comparable to the fees the Investment Advisor charges with respect to other client accounts managed using the same investment strategy as the Fund.  In considering the total expenses paid by the Fund, the Board observed that the total expenses (net of fee waivers) were lower than the Expense Universe median but were two basis points higher than the Expense Peer Group median.  The Board noted, however, that the average net assets of the Fund were significantly lower than the average assets of funds in the Expense Peer Group. The Board and the Independent Trustees concluded that the compensation payable to the Investment Advisor under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Investment Advisor provides to the Fund.

Profitability and Economies of Scale
The Board also considered information relating to the Investment Advisor’s costs and profits with respect to the Fund for the year ended June 30, 2013, noting that the Investment Advisor had waived a significant portion of its advisory fee and that the Investment Advisor had not realized a profit with respect to the Fund.  The Board also considered the benefits received by the Investment Advisor and its affiliates as a result of the Investment Advisor’s relationship with the Fund, including its receipt of advisory fees, research made available to it by broker-dealers that provide execution services to the Fund, underwriting concessions paid to the Investment Advisor’s affiliates, and the intangible benefits of any favorable publicity arising in connection with the Fund’s performance. They also noted that although there were no advisory fee breakpoints, the asset level of the Fund was not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future, as the Fund’s assets grow.

Conclusion
Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement was in the best interests of the Fund and its shareholders and, accordingly, approved renewal of the Advisory Agreement.

Ramius Dynamic Replication Fund
EXPENSE EXAMPLE
For the Six Months Ended October 31, 2013 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payment of Class A shares; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Class A only); and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 5/1/13 to 10/31/13.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		5/1/13	10/31/13	5/1/13 – 10/31/13
Class A	Actual Performance	$1,000.00	$1,024.00	$8.53
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.77	8.50
Class I	Actual Performance	1,000.00	1,024.90	7.19
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.10	7.17

*
Expenses are equal to the Fund’s annualized expense ratio of 1.67% and 1.41% for Class A and Class I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

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Ramius Dynamic Replication Fund
a series of the Investment Managers Series Trust

Investment Adviser
Ramius Alternative Solutions LLC
599 Lexington Avenue
New York, New York 10022

Independent Registered Public Accounting Firm
Tait Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

 Fund Co-Administrator
Mutual Fund Administration Corporation
2220 E. Route 66, Suite 226
Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin 53233-2301

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Ramius Dynamic Replication Fund – Class A	RDRAX	461 418 725
Ramius Dynamic Replication Fund – Class I	RDRIX	461 418 717

Privacy Principles of the Ramius Dynamic Replication Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information.  The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund.  The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Ramius Dynamic Replication Fund for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (877) 6RAMIUS or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (877) 6RAMIUS or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC website at  www.sec.gov or by calling the Fund at (877) 6RAMIUS.  The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Ramius Dynamic Replication Fund
P.O. Box 2175
Milwaukee, WI 53201
Toll Free: (877) 6RAMIUS

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-877-6RAMIUS.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee.  The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.”  The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant.  In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2013	FYE 10/31/2012
Audit Fees	$13,500	$12,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$2,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2013	FYE 10/31/2012
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 10/31/2013	FYE 10/31/2012
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ John P. Zader
John P. Zader, President

Date	1/8/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ John P. Zader
John P. Zader, President

Date	1/8/2014

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	1/8/2014